SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 25, 2008 (September 11, 2008)
IONA Technologies PLC
(Exact Name of Registrant as Specified in its Charter)
Ireland
(State or Other Jurisdiction of Incorporation)

000-29154	NA

(Commission File Number)	(IRS Employer Identification No.)

The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland	NA

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 353 1 637 2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
This Current Report on Form 8-K/A is being filed by IONA Technologies PLC (the “Company”) to amend and restate the disclosures in Item 4.01 “Changes in Registrant’s Certifying Accountant” made on the Form 8-K filed on September 17, 2008 (the “Initial 8-K”) to clarify that Ernst & Young LLP (“Ernst & Young”) was dismissed as the independent registered certified public accounting firm of IONA Technologies PLC (the “Company”) on September 12, 2008 and did not resign as was originally reported. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Initial 8-K.
Item 4.01. Changes in Registrant’s Certifying Accountant.
On September 12, 2008, in connection with the Acquisition, the Company dismissed Ernst & Young LLP (“Ernst & Young”) as the independent registered certified public accounting firm of the Company. On September 12, 2008, the board of directors approved the change of auditors and appointed Deloitte & Touche LLP (“Deloitte & Touche”), auditors of Progress, as auditors of the Company.
Ernst & Young’s reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2007, and in the subsequent interim period through September 12, 2008, there have not been any (i) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
IONA provided to Ernst & Young a copy of the disclosures in response to Item 304(a) of Regulation S-K, which are set forth in this Item 4.01, and Ernst & Young has provided a letter addressed to the SEC confirming that Ernst & Young agrees with the statements made above. That letter is attached hereto as Exhibit 16.
IONA has not previously consulted with Deloitte & Touche on (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) an audit opinion on the Company’s financial statements resulting in a written report or oral advice that Deloitte & Touche concluded was an important factor considered by IONA in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits

16	Letter from Ernst & Young LLP dated September 25, 2008, addressed to the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONA Technologies PLC
September 25, 2008	By:	/s/ Norman R. Robertson
Norman R. Robertson

EXHIBIT INDEX

Exhibit Number	Description

16	Letter from Ernst & Young LLP dated September 25, 2008, addressed to the Securities and Exchange Commission.